UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
May 1, 2025

EASTMAN CHEMICAL COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12626	62-1539359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wilcox Drive
Kingsport	Tennessee	37662
(Address of Principal Executive Offices)		(Zip Code)
(423) 229-2000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EMN	New York Stock Exchange
1.875% Notes Due 2026	EMN26	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2025 Annual Meeting of the Stockholders (the “Annual Meeting”) of Eastman Chemical Company (the "Company") was held on May 1, 2025. There were 115,459,908 shares of common stock outstanding and entitled to be voted, and of those shares 102,814,068 were represented virtually or by proxy, at the Annual Meeting.

Four items of business were considered by stockholders at the Annual Meeting:

•The election of ten directors to serve until the Annual Meeting of Stockholders in 2026 and until their successors are duly elected and qualified;
•Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025;
•An advisory vote on executive compensation (the “say-on-pay” vote) as disclosed in the 2025 Annual Meeting Proxy Statement (the “Proxy Statement”); and
•An advisory vote on stockholder proposal regarding an independent Board Chair as disclosed in the Proxy Statement.

1.The results of the voting on the election of directors were as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Humberto P. Alfonso	89,355,822	5,002,946	107,726	8,347,574
Brett D. Begemann	88,932,400	5,433,509	100,585	8,347,574
Eric L. Butler	93,949,411	410,523	106,565	8,347,569
Mark J. Costa	87,034,425	7,319,177	112,892	8,347,574
Linnie M. Haynesworth	93,800,245	566,606	99,647	8,347,570
Julie F. Holder	84,412,239	9,954,090	100,166	8,347,573
Renée J. Hornbaker	88,518,211	5,795,214	153,066	8,347,577
Kim Ann Mink	93,785,505	585,151	95,842	8,347,570
James J. O'Brien	91,445,878	2,920,624	99,994	8,347,572
Donald W. Slager	94,072,309	291,963	102,225	8,347,571

Accordingly, each of the ten nominees received a majority of votes cast in favor of that director's election and was elected.

2.The results of the voting on the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for 2025 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
97,392,559	5,299,223	122,286	0

Accordingly, a majority of votes cast on the ratification of the appointment of the independent registered public accounting firm were in favor of the proposal and the appointment of PricewaterhouseCoopers LLP was ratified.

3.The results of the voting on the advisory "say-on-pay" vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
87,798,103	6,180,978	487,406	8,347,581

Accordingly, a majority of votes cast in the advisory "say-on-pay" vote were "for" approval of the executive compensation as disclosed in the Proxy Statement.

4.The results of the voting on the advisory stockholder proposal regarding an independent Board Chair were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,284,498	65,926,938	255,052	8,347,580

Accordingly, a majority of votes cast on this stockholder proposal were not in favor of the advisory proposal and the proposal was not adopted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Eastman Chemical Company
By:	/s/ Iké G. Adeyemi
Iké G. Adeyemi
Senior Vice President, Chief Legal Officer and
Corporate Secretary
Date: May 5, 2025